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                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                             EQUITY ADVANTAGE VUL

                     SUPPLEMENT DATED JUNE 22, 2012 TO THE
                        PROSPECTUS DATED APRIL 30, 2012

When you apply for the Policy, certain Portfolios may not be available to you because the broker-dealer through which you are purchasing the Policy does not make them available. However, once your Policy has been issued, all of the Portfolios will be available for premium allocations and cash value transfers. Please be aware that your registered representative may not be able to provide you any information or answer any questions you may have about the Portfolios that are not made available. Therefore, to allocate premium payments or to transfer cash value to those Portfolios, you may need to contact us directly, as described under RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE on page A-25 of the prospectus.